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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 18, 2005


                            LINDSAY MANUFACTURING CO.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-13419                  47-0554096
---------------------------   ------------------------   ----------------------
  (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                          Identification Number)


                 2707 North 108th Street
                      Suite 102
                    Omaha, Nebraska                           68164
    ---------------------------------------------          ------------
      (Address of principal executive offices)              (Zip Code)


                                 (402) 428-2131
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         Bruce C. Karsk, Executive Vice President and Treasurer of Lindsay Manufacturing Co. (the "Company"), will be retiring from the Company effective August 31, 2005.

A copy of the Company's press release announcing Mr. Karsk's retirement is furnished herewith as Exhibit 99.1


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         99.1  Press Release, dated August 18, 2005, issued by the Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 18, 2005                  LINDSAY MANUFACTURING CO.


                                         By: /s/ David Downing
                                             -----------------------------------
                                             David Downing, Vice President and
                                               Chief Financial Officer